MANCHESTER INC.

                      AMENDED AND RESTATED PROMISSORY NOTE



U.S. $99,303.73                                                    JUNE 27, 2006

THIS AMENDED AND RESTATED PROMISSORY NOTE, is hereby made by and between Manchester Inc., a Nevada corporation (the "Borrower"), and Robert Sim (the "Lender").

WHEREAS, in a Promissory Note dated as of November 24, 2004 (the "Original Note"), the Borrower agreed to pay the Lender the sum of Eighty-Eight Thousand Twenty-Five United States Dollars (U.S. $88,025.00) (the "Original Principal"), plus all interest accrued thereon at an annual rate of 6% per annum;

WHEREAS, the Borrower and the Lender have agreed to add to the Original Note subsequent loans made by the Lender to the Borrower;

WHEREAS, the Lender has, subsequent to the loan of Original Principal, has loaned to the Borrower the sums of Two Thousand Nine Hundred and One Dollars (U.S. $2,901.00) and One Hundred Thirty-Nine Dollars (U.S. $139.00), increasing the total amount of principal loaned by Lender to Borrower to Ninety-One
Thousand Sixty-Four Dollars and Twenty-Five Cents (U.S. $91,064.25) (the "Adjusted Principal");

WHEREAS, interest in the amount of Eight Thousand Two Hundred Fifty-Four Dollars and Forty-Five Cents (U.S. $8,254.45) has accrued on the Adjusted Principal, and the Borrower now owes the Lender a total amount, as of the date hereof, of Ninety-Nine Thousand Three Hundred and Three Dollars and Seventy-Three Cents (U.S. $99,303.73) (the "Capitalized Principal");

WHEREAS, the Original Note was due and payable to the Lender on December 24, 2005;

WHEREAS, the Lender and the Borrower have agreed to waive the default of the Original Note in consideration for the covenants and undertakings set forth in this Amended and Restated Promissory Note in respect the Capitalized Principal and adjustment of the rate of interest due thereon, and the Lender and the Borrower hereby agrees as follows;

1. NOW, THEREFORE, FOR VALUE RECEIVED, the Borrower hereby promises to pay to the order of the Lender the Capitalized Principal and all interest due thereon at or prior to the Due Date as defined below, at such place and in such manner as Lender may specify in writing.

2. Any and all fees, costs, expenses and disbursements charged by financial institutions with respect to wire transfer or other transmittal charges incurred in connection with deliver of the Adjusted Principal from the Lender to the Borrower shall be deemed to have been received by the Borrower from the Lender and all such amounts shall be included in the calculation of Capitalized Principal hereunder.

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Manchester Inc.                             Amended and Restated Promissory Note
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3.   The  Borrower  shall,  effective  as of June 1, 2006,  pay  interest on the
     Capitalized Principal of this Amended and Restated Promissory Note at the annual rate of 8% per annum, calculated based on a year of 365 days and actual days elapsed.

4. This Amended and Restated Promissory Note, including all Capitalized Principal and interest accrued thereon, shall be due and payable in full not later than the close of business on June 30, 2007 (the "Due Date").

5. The Borrower may not assign or transfer its obligations under this Amended and Restated Promissory Note and any such purported transfer shall void ab initio. The Lender may assign, transfer or sell any and all rights and interests in this Amended and Restated Promissory Note at its sole discretion.

6. The failure at any time of the Lender to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of the Lender shall be cumulative and may be pursued singly, successively or together, at the option of the Lender. The acceptance by the Lender of any partial payment shall not constitute a waiver of any default or of any of the Lender's rights under this Amended and Restated Promissory Note. No waiver of any of its rights hereunder, and no modification or amendment of this Amended and Restated Promissory Note, shall be deemed to be made by the Lender unless the same shall be in writing, duly signed on behalf of the Lender; and each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of the Lender in any other respect at any other time.

7. Any term or condition of this Amended and Restated Promissory Note may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition.

8. The Borrower represents and warrants that this Amended and Restated Promissory Note is the valid and binding obligation of the Borrower, fully enforceable in accordance with its terms. The execution and delivery by the Borrower of this Amended and Restated Promissory Note, the performance by the Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby and thereby does not and will not: (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the Borrower's charter instruments; (b) conflict with or result in a violation or breach of any term or provision of any law or order applicable to the Borrower or any of its assets and properties; or (c) (i) conflict with or result in a violation or breach of, or (ii) result in or give to any person any rights or create any additional or increased liability of the Borrower under or create or impose any lien upon, the Borrower or any of its assets and properties under, any contract or permit to which the Borrower is a party or by which its assets and properties are bound except with respect to the security interests granted to the Holder hereof.

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Manchester Inc.                             Amended and Restated Promissory Note
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9.   If any provision of this Amended and Restated Promissory Note is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Amended and Restated Promissory Note will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Amended and Restated Promissory Note will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Amended and Restated Promissory Note will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance here from and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Amended and Restated Promissory Note a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

10. Any notice, authorization, request or demand required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given two days after it is sent by an internationally recognized delivery service to the address of record of the Lender or the Borrower, respectively. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

11. This Amended and Restated Promissory Note shall be governed by and construed under the laws of the State of Nevada as applied to agreements entered into and to be performed entirely within such State. Each party hereby irrevocably consents to the jurisdiction of the courts of any competent jurisdiction over one or more of the parties. In any such litigation the Borrower waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to the registered corporate office of Borrower in the State of its incorporation. The company hereby waives trial by jury in any litigation in any court with respect to, in connection with, or arising out of this note or the validity, protection, interpretation, collection or enforcement hereof and the company hereby waives the right to interpose any setoff or non-compulsory counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, counterclaim or cross-claim.

12. A default shall exist on this Amended and Restated Promissory Note if any of the following occurs and is continuing: (i) Failure to pay Capitalized Principal on the Amended and Restated Promissory Note on or before the date such payment is due; (ii) Failure by the Borrower to perform or observe any other covenant or agreement of the Borrower contained in this Amended and Restated Promissory Note; (iii) A custodian, receiver, liquidator or trustee of the Borrower, or any other person acting under actual or purported force of law takes ownership, possession or title to Borrower property; (iv) any of the property of the Borrower is sequestered by court order; (v) a petition or other proceeding, voluntary or otherwise is filed by or against the Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of indebtedness, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or
     (vi) the Borrower makes an assignment for the benefit of its creditors, or generally fails to pay its obligations as they become due, or consents to the appointment of or taking possession by a custodian, receiver, liquidator or trustee of the Borrower or all or any part of its property. Upon any such default, the Borrower shall immediately notify the Lender, and upon notice to the Borrower, the Lender may declare the Capitalized Principal of the Amended and Restated Promissory Note, plus accrued Interest, to be immediately due and payable, upon which such Capitalized Principal and accrued Interest shall become due and payable immediately. Interest upon default shall thereafter accrue at the rate of 15% per annum, calculated based on a year of 365 days and actual days elapsed from the date of such default.

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Manchester Inc.                             Amended and Restated Promissory Note
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13.  The  Borrower,   any  endorser,  or  guarantor  hereof  or  in  the  future
     (individually an "Obligor" and collectively "Obligors") and each of them jointly and severally: (a) waive presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any Obligor in connection with the delivery, acceptance, performance, default or enforcement of this Amended and Restated Promissory Note, any endorsement or guaranty of this
     Amended and Restated Promissory Note, any pledge, security, guaranty or other documents executed in connection with this Amended and Restated Promissory Note; (b) consent to all delays, extensions, renewals or other modifications of this Amended and Restated Promissory Note, or waivers of any term hereof or thereof, or release or discharge by the Lender of any of Obligors, or release, substitution or exchange of any security for the payment hereof, or the failure to act on the part of the Lender or any indulgence shown by the Lender (without notice to or further assent from any of Obligors), and agree that no such action, failure to act or failure to exercise any right or remedy by the Lender shall in any way affect or impair the Obligations (as hereinafter defined) of any Obligors or be construed as a waiver by the Lender of, or otherwise affect, any of the Lender's rights under this Amended and Restated Promissory Note, under any endorsement or guaranty of this Amended and Restated Promissory Note; (c) if the Borrower fails to fulfill its obligations hereunder when due, agrees to pay, on demand, all costs and expenses of enforcement of collection of this Amended and Restated Promissory Note or of any endorsement or guaranty hereof and/or the enforcement of the Lender's rights with respect to, or
     the   administration,   supervision,   preservation,   protection   of,  or
     realization upon, any property securing payment hereof, including,  without
     limitation,   all  attorney's  fees,  costs,  expenses  and  disbursements, including, without further limitation, any and all fees related to any legal proceeding, suit, mediation arbitration, out of court payment agreement, trial, appeal, bankruptcy proceedings or any other actions of
     any  nature  whatsoever   required  on  the  part  of  Lender  or  Lender's
     representatives to enforce this Amended and Restated Promissory Note and the rights hereunder; and (d) waive the right to interpose any defense, set-off or counterclaim of any nature or description.

14. The Borrower will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Borrower, but will at all times in good faith assist in the carrying out of all the provisions of this Agreement and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Lender of this Amended and Restated Promissory Note against impairment. This Amended and Restated Promissory Note shall be enforceable against all successors and assigns of Borrower. Borrower hereby covenants that all of its subsidiaries and affiliates shall jointly and severally perform this Agreement to the same and full extent on behalf of Borrower if Borrower is unable to perform.

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Manchester Inc.                             Amended and Restated Promissory Note
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15.  This Amended and Restated  Promissory Note supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

16. This Amended and Restated Promissory Note may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

17. If the Holder loses this Amended and Restated Promissory Note, the Borrower shall issue an identical replacement note to the Holder upon the Holder's delivery to the Borrower of a customary agreement to indemnify the Borrower reasonably satisfactory to the Borrower for any losses resulting from issuance of the replacement note.

18. The terms and conditions of this Amended and Restated Promissory Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Amended and Restated Promissory Note, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amended and Restated Promissory Note, except as expressly provided in this Amended and Restated Promissory Note.

IN WITNESS WHEREOF, the Borrower has caused this Amended and Restated Note to be dated, executed and issued on its behalf, by its duly appointed and authorized officer, as of this June 27, 2006.

LENDER:
         /s/ Robert Sim
         ------------------------------
         Robert Sim


BORROWER:


         Manchester Inc.


                  By:      /s/ Richard D. Gaines
                           -----------------------------------------------------
                           Name:    Richard D. Gaines
                           Title:   Director; Corporate Secretary




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